Federated Hermes Short Duration High Yield ETF
A Portfolio of Federated Hermes ETF Trust

SUPPLEMENT TO SUMMARY PROSPECTUS DATED APRIL 30, 2026
Effective August 5, 2026, Braden Rotberg no longer serves as a portfolio manager of the Federated Hermes Short Duration High Yield ETF (the “Fund”). Accordingly, please remove all references to Mr. Rotberg from the Summary Prospectus.
The other members of the portfolio management team will continue to manage the Fund. In addition, effective August 5, 2026, Randal Stuckwish, CFA, will serve as a portfolio manager of the Fund.
Accordingly, effective August 5, 2026, under the section entitled “Fund Summary Information” in the sub-section entitled “Fund Management,” please replace the information for Mr. Rotberg with the following:
“Randal Stuckwish, CFA, Portfolio Manager, has been the Fund’s portfolio manager since August of 2026.”
August 7, 2026

Federated Hermes Short Duration High Yield ETF
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457307 (8/26)
© 2026 Federated Hermes, Inc.